UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2006

ICF CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware	0-16472	95-4628378
(State or other Jurisdiction)	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4030 Pike Lane, Suite C
Concord, California 94520
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 849-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Appointment of Principal Officer

On August 7, 2006, the Registrant hired Stan F. Sech to serve as Chief Executive Officer. Mr. Sech will replace Janice B. Fuellhart, who resigned as our Chief Executive Officer effective as of August 7, 2006. Ms. Fuellhart will continue to serve as our President and as Chairman of our Board of Directors (the “Board”).

Mr. Sech will also sit on the Board, on which he will replace William M. Burns, who resigned from the Board effective as of July 13, 2006. In accordance with our By-Laws, Mr. Sech was appointed to the Board effective as of August 7, 2006 by the unanimous consent of the remaining directors.

Prior to joining us, Mr. Sech served as the Chief Operating Officer of USA Mobility, Inc., an Alexandria, Virginia-based provider of wireless messaging and information services, from February 2003 through July 2005. Prior to that, Mr. Sech served as Senior Vice President of Business and Corporate Development and Integration of Metrocall, Inc., a predecessor entity of USA Mobility, Inc., from March 2000 through February 2003. Mr. Sech also served as the Chief Executive Officer of PageOne Communications Limited, a London, England-based provider of mobile messaging solutions, from July 1996 through February 2000. In all, Mr. Sech has over 20 years of experience in the wireless telecommunications industry and is widely regarded as a leader in the wireless messaging industry in both the United States and Europe.

                                Mr. Sech (a) does not currently hold any directorships in any other reporting companies, (b) is not related to any of the Registrant’s other officers or directors, and (c) has never engaged in any business transactions with the Registrant or with our wholly-owned operating subsidiary, ICF Communication Solutions, Inc.

Pursuant to an employment agreement between the Registrant and Mr. Sech, Mr. Sech has agreed to serve as our Chief Executive Officer for a three year term beginning on August 7, 2006, during which he will receive an annual salary of $250,000 and be eligible for annual bonuses of up to $100,000. As further compensation, we also issued to Mr. Sech 500,000 shares of our common stock.

ITEM 3.02 Unregistered Sales of Equity Securities

The securities referred to in Item 5.02 of this Report were issued to a person who represented that he is an “accredited investor” as defined in Rule 501(a) of Regulation D (“Regulation D”) under the Securities Act of 1933, as amended (the “Act”), and, accordingly, were issued in a transaction exempt from the registration requirements of the Act by reason of Rule 506 of Regulation D.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ICF CORPORATION

Date: August 10, 2006	By:	/s/ Janice B. Fuellhart
President
Title

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